UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2012

Commission File Number of issuing entity:
333-179292-03

SEQUOIA MORTGAGE TRUST 2012-4

(Exact name of issuing entity)

Commission File Number of depositor:
333-179292-01

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact name of depositor as specified in its charter)

RWT HOLDINGS, INC. (Sponsor)

(Exact name of sponsor/seller as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

One Belvedere Place, Suite 330, Mill Valley, CA	94941
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (415) 389-7373

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 21, 2012, Sequoia Residential Funding, Inc. (the “Depositor”) will cause the issuance and sale of the Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates, Series 2012-4, Class A-1, Class A-2, Class A-3, Class A-IO1, Class A-IO2, Class A-IO3, Class B-1, Class B-2 and Class B-3 Certificates (the “Certificates”), in the approximate aggregate principal amount of $308,367,000, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2012, by and among the Depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee (in such capacity, the “Trustee”), and Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”). Certain Certificates were sold by the Depositor to Barclays Capital Inc., as underwriter, pursuant to the Underwriting Agreement dated September 14, 2012. The mortgage loans were sold to Redwood Residential Acquisition Corporation (the “Seller”) and/or are being serviced pursuant to

(i) a Flow Mortgage Loan Sale and Servicing Agreement (the “FRB Sale and Servicing Agreement”), dated as of July 1, 2010, between the Seller and First Republic Bank (“FRB”),

(ii) a Flow Mortgage Loan Sale and Servicing Agreement (the “FRB Barclays Sale and Servicing Agreement”), dated as of March 16, 2012, between Barclays Bank PLC and FRB,

(iii) a Mortgage Loan Flow Purchase, Sale and Servicing Agreement (the “PHH Sale and Servicing Agreement”), dated as of July 21, 2010, between the Seller and PHH Mortgage Corporation (“PHH”),

(iv) a Flow Mortgage Loan Servicing Agreement (the “Cenlar Servicing Agreement” and, together with the FRB Sale and Servicing Agreement, the FRB Barclays Sale and Servicing Agreement and the PHH Sale and Servicing Agreement, the “Servicing Agreements”), dated as of November 3, 2011, between the Seller and Cenlar FSB (“Cenlar”),

(v) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between the Seller and PrimeLending, a PlainsCapital Company (“PrimeLending”),

(vi) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2011, between the Seller and Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A. (“Wintrust”),

(vii) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between the Seller and Flagstar Capital Markets Corporation (“Flagstar”),

(viii) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between the Seller and United Shore Financial Services, LLC (“Shore”),

(ix) a Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between the Seller and Cornerstone Mortgage Company (“Cornerstone”), and

(x) various other Flow Mortgage Loan Purchase and Sale Agreements with various originators (collectively, the agreements specified in clauses (i) through (iii) and (v) through (x), the “Purchase Agreements”).

In connection with the offering of the Certificates, the Seller and the Depositor will enter into a Mortgage Loan Purchase and Sale Agreement, pursuant to which the Seller will convey to the Depositor all of its interest in the mortgage loans. The Seller will assign its rights under each Servicing Agreement and each Purchase Agreement with respect to the related mortgage loans to the Depositor, and the Depositor will assign such rights to the Trustee for the benefit of the holders of the Certificates, in each case pursuant to an Assignment, Assumption and Recognition Agreement or an Assignment of Representations and Warranties, as applicable, dated as of September 21, 2012, among the Seller, the Depositor, the Trustee and the respective Servicer or Originator. Wells Fargo Bank, N.A. will maintain custody of the mortgage files relating to the mortgage loans on behalf of Sequoia Mortgage Trust 2012-4, pursuant to a Custodial Agreement, dated as of September 1, 2012, among Wells Fargo Bank, N.A., as custodian, the Depositor, the Master Servicer, the Seller and the Trustee.

Item 9.01	Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Not applicable.

(d)      Exhibits: The following final versions or final executed version of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit

Number

10.1          Pooling and Servicing Agreement, dated as of September 1, 2012, by and among Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

10.2          Final executed Engagement Agreement, dated July 20, 2012, among Redwood Trust, Inc., RWT Holdings, Inc. and Barclays Capital Inc.

10.3          Final executed Underwriting Agreement, dated September 14, 2012, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc. and Barclays Capital Inc.

10.4          Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and First Republic Bank, as seller and servicer.

10.5          Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of March 16, 2012, between Barclays Bank PLC, as purchaser, and First Republic Bank, as seller and servicer.

10.6          Assignment, Assumption and Recognition Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and First Republic Bank, as servicer.

10.7          Final executed Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of July 21, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and PHH Mortgage Corporation, as seller and servicer.

10.8          Assignment, Assumption and Recognition Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and PHH Mortgage Corporation, as servicer.

10.9          Final executed Flow Mortgage Loan Servicing Agreement, dated as of November 3, 2011, by and between Redwood Residential Acquisition Corporation, as initial purchaser, and Cenlar FSB, as servicer.

10.10      Assignment, Assumption and Recognition Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Cenlar FSB, as servicer.

10.11      Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between Redwood Residential Acquisition Corporation, as purchaser and PrimeLending, a PlainsCapital Company, as seller.

10.12      Assignment of Representations and Warranties Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

10.13      Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A., as seller.

10.14      Assignment of Representations and Warranties Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A., as seller.

10.15      Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Flagstar Capital Markets Corporation, as seller.

10.16      Assignment of Representations and Warranties Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Flagstar Capital Markets Corporation, as seller.

10.17      Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and United Shore Financial Services, LLC, as seller.

10.18      Assignment of Representations and Warranties Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and United Shore Financial Services, LLC, as seller.

10.19      Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between Redwood Residential Acquisition Corporation and Cornerstone Mortgage Company, as seller.

10.20      Assignment of Representations and Warranties Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Cornerstone Mortgage Company, as seller.

10.21      Mortgage Loan Purchase and Sale Agreement, dated as of September 21, 2012, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

10.22      Custodial Agreement, dated as of September 1, 2012, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen Title: Authorized Officer

Dated: September 21, 2012

Exhibit 10.1

Pooling and Servicing Agreement, dated as of September 1, 2012, by and among Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Exhibit 10.2

Engagement Agreement, dated July 20, 2012, among Redwood Trust, Inc., RWT Holdings, Inc. and Barclays Capital Inc.

Exhibit 10.3

Final executed Underwriting Agreement, dated September 14, 2012, among Redwood Trust, Inc., Redwood Residential Acquisition Corporation, Sequoia Residential Funding, Inc. and Barclays Capital Inc.

Exhibit 10.4

Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and First Republic Bank, as seller and servicer.

Exhibit 10.5

Final executed Flow Mortgage Loan Sale and Servicing Agreement, dated as of March 16, 2012, between Barclays Bank PLC, as purchaser, and First Republic Bank, as seller and servicer.

Exhibit 10.6

Assignment, Assumption and Recognition Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and First Republic Bank, as servicer.

Exhibit 10.7

Final executed Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of July 21, 2010, between Redwood Residential Acquisition Corporation, as purchaser, and PHH Mortgage Corporation, as seller and servicer.

Exhibit 10.8

Assignment, Assumption and Recognition Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and PHH Mortgage Corporation, as servicer.

Exhibit 10.9

Final executed Flow Mortgage Loan Servicing Agreement, dated as of November 3, 2011, by and between Redwood Residential Acquisition Corporation, as initial purchaser Cenlar FSB, as servicer.

Exhibit 10.10

Assignment, Assumption and Recognition Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Cenlar FSB, as servicer.

Exhibit 10.11

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between Redwood Residential Acquisition Corporation, as purchaser and PrimeLending, a PlainsCapital Company, as seller.

Exhibit 10.12

Assignment of Representations and Warranties Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and PrimeLending, a PlainsCapital Company, as seller.

Exhibit 10.13

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of June 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Wintrust Mortgage, a division of Barrington Bank and Trust, as seller.

Exhibit 10.14

Assignment of Representations and Warranties Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Wintrust Mortgage, a division of Barrington Bank and Trust Company, N.A., as seller.

Exhibit 10.15

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of May 23, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Flagstar Capital Markets Corporation, as seller.

Exhibit 10.16

Assignment of Representations and Warranties Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Flagstar Capital Markets Corporation, as seller.

Exhibit 10.17

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 2011, between Redwood Residential Acquisition Corporation, as purchaser and Shore Financial Services, Inc., as seller.

Exhibit 10.18

Assignment of Representations and Warranties Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and United Shore Financial Services, LLC, successor in interest to Shore Financial Services, Inc., as seller.

Exhibit 10.19

Final executed Flow Mortgage Loan Purchase and Sale Agreement, dated as of September 1, 2011, between Redwood Residential Acquisition Corporation and Cornerstone Mortgage Company, as seller.

Exhibit 10.20

Assignment of Representations and Warranties Agreement, dated as of September 21, 2012, among Redwood Residential Acquisition Corporation, as assignor, Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee, and Cornerstone Mortgage Company, as seller.

Exhibit 10.21

Mortgage Loan Purchase and Sale Agreement, dated as of September 21, 2012, between Redwood Residential Acquisition Corporation, as seller, and Sequoia Residential Funding, Inc., as depositor.

Exhibit 10.22

Custodial Agreement, dated as of September 1, 2012, among Wells Fargo Bank, N.A., as custodian and master servicer, Redwood Residential Acquisition Corporation, as seller, Sequoia Residential Funding, Inc., as depositor, and Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee.